EQ ADVISORS TRUST - EQ/International ETF Portfolio

SUPPLEMENT DATED JULY 27, 2010 TO THE PROSPECTUS DATED MAY 1, 2010

This Supplement supplements information contained in the above-referenced Prospectus of EQ Advisors Trust (the “Trust”) regarding the EQ/International ETF Portfolio (“Portfolio”), as supplemented. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or by visiting the Trust’s website at

www.axa-equitablefunds.com.

Information Regarding the Portfolio

The purpose of this Supplement is to provide you with information regarding additional ETFs in which the Portfolio may invest.

Effective July 27, 2010, the following ETFs are added to the list of Underlying ETFs in the section of the Prospectus “More About Investment Strategies, Risks, Benchmarks and the Underlying ETFs – Investment Strategies – Underlying ETFs.”

Vanguard Europe Pacific ETF

Vanguard European ETF

Vanguard Pacific ETF